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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 24, 1999



                            ILLINOIS TOOL WORKS INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                      1-4797                36-1258310
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
           incorporation)                                   Identification No.)

                3600 West Lake Avenue, Glenview, Illinois 60025
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 724-7500

                                      None
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 5.  Other Events

         On February 24, 1999, Illinois Tool Works Inc. issued $500,000,000 5-3/4% Notes due 2009.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

         1 Underwriting Agreement dated February 19, 1999, by and among Illinois Tool Works Inc., Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Chicago Capital Markets, Inc.

         4    Form of Note




                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    ILLINOIS TOOL WORKS INC.


Date:  March 2, 1999                                By: /s/  Jon C. Kinney
                                                       -----------------------
                                                       Jon C. Kinney
                                                       Senior Vice President,
                                                       Chief Financial Officer

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                                 Exhibit Index


Exhibit No.  Description of Exhibit
-----------  ----------------------

1 Underwriting Agreement dated February 19, 1999, by and among Illinois Tool Works Inc., Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Chicago Capital Markets, Inc.

4            Form of Note


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